Exhibit B

                            CONSOLIDATED ENERGY, INC.

                               September 23, 2005

                               BRIDGE FORBEARANCE




Gentlemen:

     Reference is made to that certain Securities Purchase Agreement dated as of February 22, 2005 among Consolidated Energy, Inc., a Wyoming corporation (the "Company") and the Purchasers (the "Purchasers") named therein, as amended through the date hereof (the "Purchase Agreement"), the 6% Senior Secured Convertible Notes Due 2008 of Consolidated Energy, Inc. in favor of the holders thereof (the "Senior Notes"), and the other Transaction Documents. Capitalized terms, unless otherwise herein defined, shall have the meanings assigned to them in the Purchase Agreement.

     Cordillera Fund L.P. (the "Bridge Lender") desires to extend credit to the Company pursuant to a Promissory Note dated September 23, 2005 (the "Bridge Note"). In order to induce the Bridge Lender to extend credit to the Company, the Bridge Lender requires the Purchasers to forbear, for a limited period of time, from exercising their rights or remedies under the Transaction Documents.

     Each of the undersigned hereby agrees to forebear from exercising any of its rights or remedies under the Purchase Agreement, its Senior Note, the Security Agreement, or any other Transaction Documents for a period of ten business (10) days after the date hereof (the "Forbearance Period"). Each of the undersigned understands that the Bridge Lender is relying on this letter in order to enter into and consummate the transactions contemplated by the Bridge Note and would not do so but for the forbearance granted hereunder.

     This letter agreement shall not constitute a waiver of any kind by any Purchaser of any of its rights or remedies under any of the Transaction Documents, nor be construed as an agreement by any Purchaser to forebear from exercising any of its rights or remedies under the Transaction Documents after the expiration of the Forbearance Period. To the extent this letter agreement constitutes an amendment of the Transaction Documents, the parties by their signature hereon consent and agree to such amendment of the Transaction Documents. This letter agreement may be executed in a number of counterparts, all of which taken together shall constitute one and the same instrument. This letter agreement shall be governed by the laws of the State of Texas without regard to conflict of laws principles.

     Please indicate your approval of the terms and provisions hereof by executing this consent letter agreement in the space provided below.


                                            CONSOLIDATED ENERGY, INC.



                                            By:_________________________________
                                            Name: David Guthrie
                                            Title: President


Agreed and accepted by the following persons that have executed the attached signature pages:

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date first above written.


                                            CONSOLIDATED ENERGY, INC.



                                            By:_________________________________
                                            Name: David Guthrie
                                            Title: President



               [Signatures of Purchasers to follow on next pages.]

             PURCHASERS:

             GRYPHON MASTER FUND, L.P.

                By:  Gryphon Partners, L.P., its General Partner

                   By:  Gryphon Management Partners, L.P., its General Partner

                     By:  Gryphon Advisors, L.L.C., its General Partner


                              By:
                                 -----------------------------------------------
                                       E.B. Lyon, IV, Authorized Agent



             GSSF MASTER FUND, LP

                By:  Gryphon Special Situations Fund, LP, its General Partner

                   By:  GSSF Management Partners, LP, its General Partner

                     By:  GSSF, LLC, its General Partner


                              By:
                                 -----------------------------------------------
                                       E.B. Lyon, IV, Authorized Agent

                 LONESTAR PARTNERS, L.P.

                    By:  Lonestar Capital Management, LLC, its General Partner


                         By:
                            ---------------------------------------------------
                                  ________________, Manager

      WS OPPORTUNITY INTERNATIONAL FUND, LTD.

              By:  WS Ventures Management, L.P., as agent and attorney-in-fact

                 By:  WSV Management, LLC, its General Partner


                   By:
                      ---------------------------------------------------------
                            Reid S. Walker, Member





           WS OPPORTUNITY FUND (QP), L.P.

              By:  WS Ventures Management, L.P., its General Partner

                 By:  WSV Management, LLC, its General Partner


                   By:
                      ---------------------------------------------------------
                            Reid S. Walker, Member





           WS OPPORTUNITY FUND, L.P.

              By:  WS Ventures Management, L.P., its General Partner

                 By:  WSV Management, LLC, its General Partner


                   By:
                      ---------------------------------------------------------
                            Reid S. Walker, Member

                           RENAISSANCE US GROWTH INVESTMENT TRUST PLC



                           By:
                              --------------------------------------------------
                                    Russell Cleveland, Director





                           BFS US SPECIAL OPPORTUNITIES TRUST PLC



                           By:
                              --------------------------------------------------
                                    Russell Cleveland, Director

                           ENABLE GROWTH PARTNERS, L.P.

                           By:  ___________________________, its General Partner


                           By:
                           -----------------------------------------------------
                           Brendan O'Neil, Principal

                           ENABLE OPPORTUNITY PARTNERS, L.P.

                           By:  ___________________________, its General Partner


                           By:
                           -----------------------------------------------------
                           Brendan O'Neil, Principal

                    GAMMA OPPORTUNITY CAPITAL PARTNERS, L.P.

                           By:  ___________________________, its General Partner


                           By:
                           -----------------------------------------------------
                           Jonathan P. Knight, President/Director

                        BUSHIDO CAPITAL MASTER FUND, L.P.

                        By:  Bushido Capital Partners, Ltd., its General Partner


                        By:
                        --------------------------------------------------------
                        Christopher Rossman, Managing Director

                              CORDILLERA FUND, L.P.

                           By:  ACCF GenPar, L.P., its General Partner

                           By: Andrew Carter Capital, Inc. its General Partner

                           By:
                           -----------------------------------------------------
                           James P. Andrew, Co-CEO of Andrew Carter
                           Capital, Inc.

                            NEWGRANGE PARTNERS, L.P.

                           By:  ___________________________, its General Partner


                           By:
                           -----------------------------------------------------
                           Michael Scholten, Managing Partner